Exhibit 10.1

Amendment to

THIRD AMENDED AND RESTATED
Employment Agreement
for
michael d. kandris

This AMENDMENT TO third amended and restated Employment AGREEMENT for michael d. kandris (this “Amendment”) by and between Michael D. Kandris (“Executive”) and Alto Ingredients, Inc. (formerly, Pacific Ethanol, Inc.) (the “Company”) (collectively, the “Parties”) is effective as of April 1, 2024.

RECITALS

WHEREAS, Executive tendered his resignation as Interim Chief Operating Officer of the Company, effective as of April 1, 2024.

WHEREAS, subsequent to Executive’s resignation as Interim Chief Operating Officer, the Company desired to employ Executive to provide personal services to the Company, and wishes to provide Executive with certain compensation benefits in return for his services;

WHEREAS, subsequent to Executive’s resignation as Interim Chief Operating Officer, Executive wishes to be employed by the Company and to provide personal services to the Company in return for certain compensation and benefits; and

WHEREAS, the Parties entered into an Amended and Restated Employment Agreement dated November 7, 2016, an Amendment to Amended and Restated Employment Agreement dated July 26, 2018, a Second Amended and Restated Employment Agreement dated August 6, 2020, and a Third Amended and Restated Employment Agreement effective September 18, 2023 (together, the “Prior Agreement”) setting forth the terms of Executive’s employment with the Company and now seek to amend certain terms of the Prior Agreement with this Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is hereby agreed by and between the parties hereto as follows:

1. The first sentence of Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to the terms and conditions set forth herein, the Company agrees to employ Executive in the position of Special Advisor and Executive hereby accepts such employment.”

2. The first sentence of Section 1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Executive shall perform such duties as are directed by the Company’s President and Chief Executive Officer.”

3. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.2 RESERVED”

4. Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.1 At-Will Relationship. Executive’s employment relationship is at-will. Either Executive or the Company may terminate the employment relationship at any time, with or without Cause or advance notice; provided, however, that if the employment relationship is not terminated as set forth above prior to June 20, 2024, this Agreement shall automatically terminate on such date.”

5. Section 5.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.2 RESERVED”

6. Section 5.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.3 RESERVED”

7. Section 5.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“5.4 RESERVED”

8. Each of Sections 5.8(b)(i), (ii), (iii), and (iv) of the Agreement are hereby deleted in its entirety and replaced with the following:

“(b) RESERVED”

9. No Other Amendments. This Amendment amends and modifies the Prior Agreement only to the extent expressly noted herein. Except for those provisions expressly modified herein, all the terms, conditions, covenants and warranties contained in the Prior Agreement are ratified as of the date hereof, are incorporated herein by this reference and remain in full force and effect, unaltered and unchanged by this Amendment. The Parties acknowledge and agree that any further modification, deletion, amendment or extension of the Prior Agreement shall be the subject of separate negotiations between the parties, and that the Prior Agreement and this Amendment shall not be further modified or extended, except by written instrument executed by the Parties.

{SIGNATURE PAGE FOLLOWS}

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

ALTO INGREDIENTS, INC.

By:	/s/ ED BAKER
Name:	Ed Baker
Title:	Vice President, Human Resources

EXECUTIVE

By:	/s/ MICHAEL D. KANDRIS
Name:	Michael D. Kandris